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                                                                    EXHIBIT 4.10


                              CERTIFICATE OF TRUST

                                       OF

                             AETNA CAPITAL TRUST III


         THIS Certificate of Trust of Aetna Capital Trust III (the "TRUST"), dated as of May 7, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code Section 3801 et seq.).

         1. Name. The name of the business trust being formed hereby is Aetna Capital Trust III.

         2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is First Chicago Delaware Inc., 300 King Street, Wilmington, Delaware 19801.

         3. Effective Date. This Certificate of Trust shall be effective as of its filing.

         4. Counterparts. This Certificate of Trust may be executed in one or more counterparts.
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         IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                    First Chicago Delaware, Inc.,
                                       as Delaware Trustee



                                    By: /s/ Sandra L. Caruba
                                       --------------------------------
                                       Name: Sandra L. Caruba
                                       Title: Vice President


                                    The First National Bank of Chicago,
                                       as Property Trustee



                                    By: /s/ Sandra L. Caruba
                                       --------------------------------
                                       Name: Sandra L. Caruba
                                       Title: Vice President


                                    /s/ Alan M. Bennett,
                                    --------------------------------
                                    Alan M. Bennett,
                                       as Trustee


                                    /s/ Alfred P. Quirk, Jr.
                                    --------------------------------
                                    Alfred P. Quirk, Jr.
                                       as Trustee


                                    /s/ John L. Bridge,
                                    --------------------------------
                                    John L. Bridge,
                                       as Trustee



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